Exhibit 99.1

Spirit AeroSystems to Acquire EU-Based Supplier Asco Industries

WICHITA, Kan., May 02, 2018 — Spirit AeroSystems Holdings, Inc. (NYSE: SPR) today announced a definitive agreement to acquire S.R.I.F. N.V., the parent company of Asco Industries, N.V. (Asco), for $650 million in cash, subject to customary closing adjustments, including foreign currency adjustments. Asco is a leading supplier of high lift wing structures, mechanical assemblies and major functional components to major OEMs and Tier-1 suppliers in the global commercial aerospace and military markets. Spirit expects to finance the acquisition through new debt.

“Asco is a compelling fit for Spirit that aligns extremely well with the strategic priorities we have been communicating. Specifically, it expands our Airbus content on A320 and A350 wings, adds new defense content on the F-35 and broadens our commercial capabilities to help grow our fabrication business,” said Spirit President and CEO Tom Gentile. “We are pleased to acquire a business of this scale that has such an outstanding reputation with its customers dating back to 1954 and a strong management team led by CEO Christian Boas, who will remain with the business following the closing.”

“Throughout Asco’s history, we have been committed to delivering innovative and value-added products for our customers,” said Christian Boas, CEO of Asco. “This transaction with Spirit represents an excellent outcome for Asco and as we become part of a larger, global enterprise with greater combined expertise and resources, we will be even better positioned to do that.  We are confident this combination will deliver long-term benefits to our customers and we look forward to joining Spirit as we embark on the next chapter in our company’s history.”

Asco employs approximately 1,400 people across four manufacturing sites comprising over 1.5 million square feet including: Vancouver and Stillwater, Oklahoma in North America, Gedern, Germany, and its headquarters in Zaventem, Belgium, in Europe.  These are concentrated highly automated state-of-the-art facilities with available capacity to support rate increases and future growth. Asco has well-established customer relationships in its markets with high-value single-source products, including leading and trailing edge wing devices such as slat tracks and flap supports, structural parts and assemblies.  Representative commercial aerospace programs include A320, A350 XWB, A380, 737, 787, C-Series and E2. Representative military programs include F-35, A400M, and KC-390.

Asco revenues are anticipated to be approximately $400 million in 2018. “We expect to realize attractive cost synergies from the acquisition; the expected return on investment exceeds our internal threshold and the post-

synergy EBITDA multiple* is under 8x,” said Gentile. Spirit estimates the acquisition will be accretive to adjusted non-GAAP earnings per share in the first full year after closing.

The transaction, which is expected to close in the second half of 2018, is subject to regulatory approvals and customary closing conditions.

* EBITDA is a non-GAAP measure defined as earnings before interest, taxes, depreciation and amortization. The Company has chosen to present an estimated post-synergy EBITDA multiple related to the purchase price of Asco in order to provide investors with additional useful information. The Company considers EBITDA to be an important measure used to evaluate operating performance, and the measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the industry, but this figure should not be considered in isolation.

Methuselah Advisors and Goldman Sachs & Co. LLC served as financial advisors, and Sullivan & Cromwell LLP and Stibbe served as legal advisors to Spirit.  Lazard served as sole financial advisor to the sellers, and Eubelius and Gibson Dunn & Crutcher LLP served as legal advisors to the sellers.

Contact information:

Investor Relations: Kailash Krishnaswamy (316) 523-7040

Media:  Fred Malley (316) 523-1233

On the web: www.spiritaero.com

About Spirit AeroSystems

Spirit AeroSystems designs and builds aerostructures for both commercial and defense customers. With headquarters in Wichita, Kansas, Spirit operates sites in the U.S., U.K., France and Malaysia. The company’s core products include fuselages, pylons, nacelles and wing components for the world’s premier aircraft. Spirit AeroSystems focuses on affordable, innovative composite and aluminum manufacturing solutions to support customers around the globe. More information is available at www.spiritaero.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” that may involve many risks and uncertainties. Forward-looking statements reflect our current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “aim,” “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goal,” “forecast,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “predict,” “project,” “should,” “target,” “will,” “would,” and other similar words, or phrases, or the negative thereof, unless the context requires otherwise. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. Our actual results may vary materially from those anticipated in forward-looking statements. We caution investors not to place undue reliance on any forward-looking statements. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating our outlook include, but are not limited to, the following: 1)  our ability to continue to grow our business and execute our growth strategy, including the timing, execution, and profitability of new and maturing programs; 2)  our ability to perform our obligations under our new and maturing commercial, business aircraft, and military development programs, and the related recurring production; 3) our ability to accurately estimate and manage performance, cost, and revenue under our contracts, including our ability to achieve certain cost reductions with respect to the B787 program; 4) margin pressures and the potential for additional forward losses on new and maturing programs; 5)  our ability to accommodate, and the cost of accommodating, announced increases in the build rates of certain aircraft; 6) the effect on aircraft demand and build rates of changing customer preferences for business aircraft, including the effect of global economic conditions on the business aircraft market and expanding conflicts or political unrest in the Middle East or Asia; 7) customer cancellations or deferrals as a result of global economic uncertainty or otherwise; 8) the effect of economic conditions in the industries and markets in which we operate in the U.S. and globally and any changes therein, including fluctuations in foreign currency exchange rates; 9) the success and timely execution of key milestones such as the receipt of necessary regulatory approvals, including our ability to obtain in a timely fashion any required regulatory or other third party approvals for the consummation of our announced acquisition of Asco, and customer adherence to their announced schedules; 10) our ability to successfully negotiate, or re-negotiate, future pricing under our supply agreements with Boeing and our other customers; 11) our ability to enter into profitable supply arrangements with additional customers; 12) the ability of all parties to satisfy their performance requirements under existing supply contracts with our two major customers, Boeing and Airbus, and other customers, and the risk of nonpayment by such customers; 13) any adverse impact on Boeing’s and Airbus’ production of aircraft resulting from cancellations, deferrals, or reduced orders by their customers or from labor disputes, domestic or international hostilities, or acts of terrorism; 14) any adverse impact on the demand for air travel or our operations from the outbreak of diseases or epidemic or pandemic outbreaks; 15) our ability to avoid or recover from cyber-based or other security attacks, information technology failures, or other disruptions; 16) returns on pension plan assets and the impact of future discount rate changes on pension obligations; 17) our ability to borrow additional funds or refinance debt, including our ability to obtain the debt to finance the purchase price for our announced acquisition of Asco on favorable terms or at all; 18) competition from commercial aerospace original equipment manufacturers and other aerostructures suppliers; 19) the effect of governmental laws, such as U.S. export control laws and U.S. and foreign anti-bribery laws such as the Foreign Corrupt Practices Act and the United Kingdom Bribery Act, and environmental laws and agency regulations, both in the U.S. and abroad; 20) the effect of changes in tax law, such as the effect of The Tax Cuts and Jobs Act (the “TCJA”) that was enacted on December 22, 2017, and changes to the interpretations of or guidance related thereto, and the Company’s ability to accurately calculate and estimate the effect of such changes; 21) any reduction in our credit ratings; 22) our dependence on our suppliers, as well as the cost and availability of raw materials and purchased components; 23) our ability to recruit and retain a critical mass of highly-skilled employees and our relationships with the unions representing many of our employees; 24) spending by the U.S. and other governments on defense; 25) the possibility that our cash flows and our credit facility may not be adequate for our additional capital needs or for payment of interest on, and principal of, our indebtedness; 26) our exposure under our revolving credit facility to higher interest payments should interest rates increase substantially; 27) the effectiveness of any interest rate hedging programs; 28) the effectiveness of our internal control over financial reporting; 29) the outcome or impact of ongoing or future litigation, claims, and regulatory actions; 30) exposure to potential product liability and warranty claims; 31) our ability to effectively assess, manage and integrate acquisitions that we pursue, including our ability to successfully integrate the Asco business and generate synergies and other cost savings; 32) our ability to consummate our announced acquisition of Asco in a timely matter while avoiding any unexpected costs, charges, expenses, adverse changes to business relationships and other business disruptions for ourselves and Asco as a result of the acquisition; 33) our ability to continue selling certain receivables through our supplier financing program; 34) the risks of doing business internationally, including fluctuations in foreign current exchange rates, impositions of tariffs or embargoes, compliance with foreign laws, and domestic and foreign government policies and; 35) our ability to complete the proposed accelerated stock repurchase plan, among other things. These factors are not exhaustive and it is not possible for us to predict all factors that could cause actual results to differ materially from those reflected in our forward-looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Except to the extent required by law, we undertake no obligation to, and expressly disclaim any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.